UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2018

PETIQ, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-38163 (Commission File Number)	35-2554312 (I.R.S. Employer Identification No.)

500 E. Shore Drive, Suite 120 Eagle, Idaho (Address of principal executive offices)	83616 (Zip Code)

(208) 939-8900

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

☒ Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act (17 CFR 240.12b-2)

☒ Indicate by check mark if the registrant has elected not to use the extended transition period for complying with new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act (17 CFR 240.13(a)-1)

Item 7.01 Regulation FD Disclosure.

On June 12, 2018, PetIQ, Inc.’s (the “Company”) Chief Executive Officer, Cord Christensen and Chief Financial Officer, John Newland presented at the William Blair and Company Growth Stock Conference.

A copy of the presentation is attached as Exhibit 99.1 and is available on the “Investors” section of the Company website (ir.petiq.com).  The information furnished with this Item 7.01, including Exhibits 99.1, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, as amended (the “Exchange Act”), or incorporated by reference into any other filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing.

PetIQ uses the “Investors” section of its website (ir.petiq.com) as a means of disclosing material non‑public information and for complying with its disclosure obligations under Regulation FD.  Nothing included on the “Investors” section of the website shall be deemed “filed” for purposes of Section 18 of the Exchange Act or incorporated by reference into any other filing under the Securities Act or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits:

Exhibit No.	Description

99.1	Investor Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PETQ, INC.

Dated: June 12, 2018	By	/s/ John Newland
	Name:	John Newland
	Title:	Chief Financial Officer